EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:

Independent Auditors' Report

To the Board of Trustees of
Wells Fargo Funds Trust:

In planning and performing our audits of the financial statements of California Limited Term Tax-Free Fund,
California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota
Tax-Free Fund, National Limited Term Tax-Free Fund,
National Tax-Free Fund and Nebraska Tax-Free Fund, seven of the portfolios constituting the Wells Fargo Funds Trust, for the year ended June 30, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of Wells Fargo Funds Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of June 30, 2003.

This report is intended solely for the information and use of management, the Board of Trustees of Wells Fargo Funds
Trust, and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

/s/KPMG LLP
San Francisco, California
August 22, 2003



EXHIBIT B:
                   WELLS FARGO FUNDS TRUST
                INVESTMENT ADVISORY AGREEMENT

                        SCHEDULE A


FUND
FEE AS % OF AVG. DAILY NET ASSET VALUE

1. Asset Allocation Fund
0.75
2. California Limited Term Tax-Free Fund
0.40
3. California Tax-Free Fund
0.40
4. California Tax-Free Money Market Fund
0.30
5. California Tax-Free Money Market Trust
0.00
6. Cash Investment Money Market Fund
0.10
7. Colorado Tax-Free Fund
0.40
8. Diversified Bond Fund
0.50
9. Diversified Equity Fund
0.72
10. Diversified Small Cap Fund
0.87
11. Equity Income Fund
0.75
12. Equity Index Fund
0.25
13. Government Institutional Money Market Fund
0.10
14. Government Money Market Fund
0.10
15. Growth Balanced Fund
0.65
16. Growth Equity Fund
0.97
17. Growth Fund
0.75
18. High Yield Bond Fund
0.60
19. Income Fund
0.50
20. Income Plus Fund
0.60
21. Index Allocation Fund
0.75
22. Index Fund
0.15
23. Inflation-Protected Bond Fund
0.50
24. Intermediate Government Income Fund
0.50
25. International Equity Fund
1.00
26. Large Cap Appreciation Fund
0.70
27. Large Cap Value Fund
0.75
28. Large Company Growth Fund
0.75
29. Limited Term Government Income Fund
0.50
30. Liquidity Reserve Money Market Fund
0.35
31. Minnesota Money Market Fund
0.30
32. Minnesota Tax-Free Fund
0.40
33. Moderate Balanced Fund
0.60
34. Money Market Fund
0.40
35. Money Market Trust
0.00
36. Montgomery Emerging Markets Focus Fund
1.10
37. Montgomery Institutional Emerging Markets Fund
1.10
38. Montgomery Mid Cap Growth Fund
0.75
39. Montgomery Short Duration Government Bond Fund
0.50
40. Montgomery Small Cap Fund
0.90
41. Montgomery Total Return Bond Fund
0.50
42. National Limited Term Tax-Free Fund
0.40
43. National Tax-Free Fund
0.40
44. National Tax-Free Institutional Money Market Fund
0.10
45. National Tax-Free Money Market Fund
0.25
46. National Tax-Free Money Market Trust
0.00
47. Nebraska Tax-Free Fund
0.50
48. Outlook Today Fund
0.70
49. Outlook 2010 Fund
0.70
50. Outlook 2020 Fund
0.70
51. Outlook 2030 Fund
0.70
52. Outlook 2040 Fund
0.70
53. Overland Express Sweep Fund
0.45
54. Prime Investment Institutional Money Market Fund
0.10
55. Prime Investment Money Market Fund
0.10
56. SIFE Specialized Financial Services Fund
0.95
57. Small Cap Growth Fund
0.90
58. Small Cap Opportunities Fund
0.90
59. Small Company Growth Fund
0.90
60. Small Company Value Fund
0.90
61. Specialized Health Sciences Fund
0.95
62. Specialized Technology Fund
1.05
63. Stable Income Fund
0.50
64. Strategic Growth Allocation Fund
0.72
65. Strategic Income Fund
0.52
66. Tactical Maturity Bond Fund
0.50
67. Treasury Plus Institutional Money Market Fund
0.10
68. Treasury Plus Money Market Fund
0.35
69. WealthBuilder Growth Balanced Portfolio
0.35
70. WealthBuilder Growth and Income Portfolio
0.35
71. WealthBuilder Growth Portfolio
0.35
72. 100% Treasury Money Market Fund
0.35


Approved by Board of Trustees: October 24, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2000, November 6,
2001, November 27, 2001, December 23, 2001, February 5, 2002, May
7, 2002, November 5, 2002, February 4, 2003 and May 6, 2003.

Most Recent Annual Approval Date: August 6, 2002.



	The foregoing fee schedule is agreed to as of June 9,
2003 and shall remain in effect until changed in writing by
the parties.
WELLS FARGO FUNDS TRUST
By:

	C. David Messman
	Secretary


WELLS FARGO FUNDS MANAGEMENT, LLC
By:

Andrew Owen
	Senior Vice President


  	On February 4, 2003, the Board approved a reduction to the fee for advisory services for this Fund. Through
July 25, 2003, the fee for advisory services is 0.35.
Effective July 28, 2003, the fee for advisory services is 0.10.



[PAGE BREAK]


                 WELLS FARGO FUNDS TRUST
            INVESTMENT SUB-ADVISORY AGREEMENT

                      Appendix A

Asset Allocation Fund
California Limited Term Tax-Free Fund
California Tax-Free Fund
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Diversified Equity Fund
Diversified Small Cap Fund
Equity Income Fund
Equity Index Fund
Government Institutional Money Market Fund
Government Money Market Fund
Growth Balanced Fund
Growth Equity Fund
Growth Fund
Income Fund
Income Plus Fund
Index Allocation Fund
Index Fund
Inflation-Protected Bond Fund
Intermediate Government Income Fund
International Equity Fund
Limited Term Government Income Fund
     Income Fund
Liquidity Reserve Money Market Fund
Minnesota Money Market Fund
Minnesota Tax-Free Fund
Moderate Balanced Fund
Money Market Fund
Money Market Trust
Montgomery Emerging Markets Focus Fund
Montgomery Institutional Emerging Markets Fund
Montgomery Mid Cap Growth Fund
Montgomery Short Duration Government Bond Fund
Montgomery Small Cap Fund
Montgomery Total Return Bond Fund
National Limited Term Tax-Free Fund
National Tax-Free Fund
National Tax-Free Institutional Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Nebraska Tax-Free Fund
Overland Express Sweep Fund
Prime Investment Institutional Money Market Fund
Prime Investment Money Market Fund
     Income Fund
SIFE Specialized Financial Services Fund
Small Cap Growth Fund
Strategic Growth Allocation Fund
Strategic Income Fund
Treasury Plus Institutional Money Market Fund
Treasury Plus Money Market Fund
WealthBuilder Growth Portfolio
WealthBuilder Growth and Income Portfolio
WealthBuilder Growth Balanced Portfolio
100% Treasury Money Market Fund

Approved by Board of Trustees:  October 24, 2000, May 8,
2001, August 7, 2001, November 6, 2001, December 23, 2001,
February 5, 2002, November 5, 2002, February 4, 2003 and
May 6, 2003.

Most Recent Annual Approval Date:  August 6, 2002.

                   SCHEDULE A

             WELLS FARGO FUNDS TRUST
         INVESTMENT SUB-ADVISORY AGREEMENT
                  FEE AGREEMENT

This fee agreement is made as of the 9th day of June, 2003, by and between Wells Fargo Funds Management, LLC (the
"Adviser") and Wells Capital Management Incorporated (the
"Sub-Adviser"); and

	WHEREAS, the parties and Wells Fargo Funds Trust (the
"Trust") have entered into an Investment Sub-Advisory
Agreement ("Sub-Advisory Agreement") whereby the Sub-
Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-
Advisory Agreement (each a "Fund" and collectively the "Funds").

	WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

	NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund,
Index Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund:

	for the assets formerly invested in the Equity Income
Portfolio

	a.	0.25% on the first $200 million;
b.	0.20% on the next $200 million;
c.	0.15% on all sums in excess of $400 million.

	for the assets formerly invested in the Index
Portfolio

	a.	0.02% on the first $200 million; and
	b.	0.01% on all sums in excess of $200 million.

for the assets formerly invested in International
Equity Portfolio

	a.	0.35% on the first $200 million;
b.	0.25% on all sums in excess of $200 million.


for the assets formerly invested in Small Cap Index
Portfolio

a.	0.02% on the first $200 million;
b.	0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

	However, the sub-adviser shall receive a fee of 0.05% of the assets of the Growth Balanced Fund, Moderate
Balanced Fund, Strategic Growth Allocation Fund and
Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on
Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

	The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS MANAGEMENT, LLC


By:
	Andrew Owen
	Senior Vice President
WELLS CAPITAL MANAGEMENT INCORPORATED


By:
	David O'Keefe
	Chief Financial Officer


                   Appendix A to Schedule A

FUNDS TRUST FUNDS
FEE AS % OF AVG. DAILY NET ASSETS

Asset Allocation Fund
0-1000M      0.15
>1000M       0.10
California Limited Term Tax-Free Fund
0-400M         0.15
400-800M     0.125
>800M          0.10
California Tax-Free Fund
0-400M         0.15
400-800M     0.125
>800M         0.10
California Tax-Free Money Market Fund
0-1000M       0.05
>1000M        0.04
California Tax-Free Money Market Trust
0-1000M       0.0
>1000M        0.0
>800M         0.10
Cash Investment Money Market Fund
0-1000M       0.05
>1000M        0.04
Colorado Tax-Free Fund
0-400M        0.15
400-800M     0.125
>800M        0.10
Equity Index Fund
0-200M         0.02
>200M          0.01

Government Institutional Money Market Fund
0-1000M       0.05
>1000M        0.04
Government Money Market Fund
0-1000M       0.05
>1000M        0.04
Growth Balanced Fund
0.05
Growth Fund
0-200M        0.25
200-400M     0.20
>400M        0.15
Income Fund
0-400M       0.15
400-800M    0.125
>800M       0.10
Income Plus Fund
0-400M        0.20
400-800M    0.175
>800M       0.15
Index Allocation Fund
0-1000M     0.15
>1000M      0.10
Inflation-Protected Bond Fund
0-400M      0.15
400-800M   0.125
>800M      0.10
Intermediate Government Income Fund
0-400M       0.15
400-800M   0.125
>800M      0.10
International Equity Fund
0-200M     0.35
>200M      0.25
Limited Term Government Income Fund
0-400M        0.15
400-800M    0.125
>800M       0.10
Liquidity Reserve Money Market Fund
0-1000M      0.05
>1000M       0.04
Minnesota Money Market Fund
0-1000M      0.05
>1000M       0.04
Minnesota Tax-Free Fund
0-400M       0.15
400-800M    0.125
>800M       0.10
Moderate Balanced Fund
0.05
Money Market Fund
0-1000M     0.05
>1000M      0.04
Money Market Trust
0-1000M     0.00
>1000M      0.00
Montgomery Emerging Markets Focus Fund
0-200M        0.35
>200M         0.25
Montgomery Institutional Emerging Markets Fund
0-200M        0.35
>200M         0.25
Montgomery Mid Cap Growth Fund
0-200M        0.25
>200M         0.20
Montgomery Short Duration
Government Bond Fund
0-400M        0.15
400-800M    0.125
>800M       0.10
Montgomery Small Cap Fund
0-200M        0.25
>200M         0.20
Montgomery Total Return Bond Fund
0-400M        0.15
400-800M    0.125
>800M         0.10
National Limited Term Tax-Free Fund
0-400M        0.15
400-800M    0.125
>800M       0.10
National Tax-Free Fund
0-400M        0.15
400-800M    0.125
>800M       0.10
National Tax-Free Institutional Money Market Fund
0-1000M      0.05
>1000M       0.04
National  Tax-Free Money Market Fund
0-1000M      0.05
>1000M       0.04
National Tax-Free Money Market Trust
0-1000M      0.0
>1000M       0.0
Nebraska Tax-Free Fund
0-400M       0.15
400-800M    0.125
>800M       0.10
Overland Express Sweep Fund
0-1000M     0.05
>1000M      0.04
Prime Investment Institutional Money Market Fund
0-1000M      0.05
>1000M       0.04
Prime Investment Money Market Fund
0-1000M      0.05
>1000M       0.04
SIFE Specialized Financial Services Fund
0-200M        0.25
200-400M    0.20
>400M         0.15
Small Cap Growth Fund
0-200M        0.25
>200M         0.20
Strategic Growth Allocation Fund
0.05
Strategic Income Fund
0.05
Treasury Plus Institutional Money Market Fund
0-1000M      0.05
>1000M       0.04
Treasury Plus Money Market Fund
0-1000M      0.05
>1000M       0.04
WealthBuilder Growth Balanced Portfolio
0.05
WealthBuilder Growth and Income Portfolio
0.05
WealthBuilder Growth Portfolio
0.05
100% Treasury Money Market Fund
0-1000M      0.05
>1000M       0.04